COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT is entered into as of this 23rd day of December, 2004 (this "Agreement"), by and between the seller listed on Schedule
1.1 (the "Seller"), the Purchasers listed on Schedule 1.1 (the "Purchasers") and Autocarbon, Inc., a Delaware corporation ("ACB" or the "Company") with an office located at 126 East 83rd Street, Suite 3B, New York, NY 10028.

      WHEREAS, the Seller owns an aggregate of 31,100,000 shares (the "Shares") of common stock, par value $.0001 per share of the Company (the "Common Stock"); and

WHEREAS, the Purchasers desire to purchase from the Seller, and the Seller desires to sell to the Purchasers, 29,500,000 of the Shares (the "Purchased Shares") upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement, the Purchasers and the Seller hereby agree as follows:

                                    ARTICLE 1
                     SALE AND/OR CANCELLATION OF THE SHARES

Section 1.1 Sale of the Shares. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, transfer and assign to the Purchasers and the Purchasers agrees to purchase from the Seller the Purchased Shares, for an aggregate purchase price of $175,000 (the "Purchase Price").

Section 1.2 Allocation of the Shares. The proportion of the Purchased Shares purchased and the Purchase Price to be paid, by the Purchasers is set forth on
Schedule 1.1 attached hereto.

Section 1.3 Purchase Price. The Purchase Price shall be payable in two tranches;
(i) an initial payment of TWENTY FIVE THOUSAND DOLLARS ($25,000) (the "Initial Payment"), previously paid into escrow (to the Attorney Trust Account of Roger
L. Fidler), and the remaining portion of the Purchase Price of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) shall be paid at closing in good funds (the "Final Payment") so long as (a) the conditions precedent set forth in Article 7 hereof have been waived or satisfied in accordance with such article and (b) this Agreement has not been terminated pursuant to Article 8 hereof.

                                    ARTICLE 2
                              CLOSING AND DELIVERY

Section 2.1 Closing Date. Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Purchased Shares (the "Closing") shall be held on December 27, 2004 (the "Closing Date"). The Closing shall take place at the offices of Roger L. Fidler, 400 Grove Street, Glen Rock, NJ 07452 or by the exchange of documents and instruments by mail, courier, telecopy and wire transfer to the extent mutually acceptable to the parties hereto.

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Section 2.2 Delivery at Closing. At the Closing:

The Seller shall deliver to the Purchasers stock certificates representing the Purchased Shares, duly endorsed for transfer to the Purchasers, as applicable, and accompanied by, (i) if required by the Company's transfer agent, an opinion of counsel reasonably acceptable to the Company, the Purchaser and the Company's transfer agent and (ii) stock powers or other instruments of transfer duly executed to the Purchasers, with signature medallion guaranteed, and with all requisite documentary or transfer tax stamps affixed.

                                    ARTICLE 3
            REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY

Seller and the Company jointly and severally represent and warrant to the Purchasers that:

Section 3.1 Existence and Power. ACB is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. ACB is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified would not have a material adverse effect on the business, assets or financial condition of Company taken as a whole ("Material Adverse Effect"). ACB has heretofore delivered to the Purchasers true and complete copies of the Certificate of Incorporation, as amended, and By-laws, each as currently in effect.

Section 3.2 Authorization; No Agreements. The execution, delivery and performance by Seller of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby are within the Seller's powers. Seller has full legal capacity to execute and deliver this Agreement and perform his obligations hereunder. This Agreement has been duly and validly executed and delivered by the Seller and is a legal, valid and binding obligation of the Seller, enforceable against Seller in accordance with its terms. The execution, delivery and performance by the Seller of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Seller. Neither the Seller nor the Company is a party to any agreement, written or oral, creating rights in respect of any of the Shares on the part of any third party or relating to the voting of the Shares. Seller is the lawful owner of the Shares, free and clear of all security interests, liens, encumbrances, equities and other charges. Seller further represents that it does not beneficially own any options or warrants or other rights to purchase shares of the Common Stock.

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

There are no outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, or any arrangements that require or permit any of the Shares to be voted by or at the discretion of anyone other than the Seller, and there are no restrictions of any kind on the transfer of any of the Shares other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act") and (b) restrictions on transfer imposed by applicable state securities or "blue sky" laws.

Section 3.3 Capitalization.

(a) The authorized capital stock of the Company consists of 100,000,000 shares of the Common Stock, par value $0.0001 per share, of which 34,156,215 shares are issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws. No securities of the Company are entitled to preemptive or similar rights, and no person, natural or otherwise ("Person"), has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. There are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of the Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of the Common
Stock, or securities or rights convertible or exchangeable into shares of the Common Stock. The issuance and sale of the Shares will not obligate the Company to issue shares of the Common Stock or other securities to any Person (other than the Purchaser) and shall not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(b) There are no outstanding obligations, contingent or otherwise, of ACB to redeem, purchase or otherwise acquire or issue any capital stock or other securities of ACB.

(c) There are no shareholder agreements, voting trusts or other agreements or understandings to which ACB or Seller is a party or by which either of them are bound relating to the voting of any shares of the capital stock of ACB.

(e) The Shares, when delivered in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable and the Shares shall not be subject to any lien, charge, security interest or other encumbrance or preemptive or other similar right.

Section 3.4 Subsidiary. ACB has no subsidiaries.

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Section 3.5 Financial Statements.

a) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) of the Exchange Act, since its inception as a public reporting company (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except with respect to the Company's late-filed Forms 10-KSB for the fiscal years ending September 30, 2003 and March 31, 2004, which were filed April 23, 2004, and July 13, 2004, respectively; Form 8-K filed July 13, 2004; and Form 10-QSB for the quarter ending June 30, 2004, which was filed September 8, 2004. The Seller has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date of this Agreement. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(b) Except as set forth in its Form 10-KSB for the fiscal year ended March 31, 2004, ACB has not been engaged in any business activity since at least March 31, 2003.

(c) Since the date of the filing of its annual report on Form 10-KSB for the period ended March 31, 2004, except as specifically disclosed in the SEC
Reports: (i) there has been no event, occurrence or development that has had or that could result in a material adverse effect on (x) the condition (financial or otherwise), assets, liabilities or properties of the Company or (y) on the timely consummation of the transactions contemplated hereby; (ii) the Company has not incurred any liabilities (contingent or otherwise) or amended of any material term of any outstanding security; (iii) the Company has not altered its method of accounting or the identity of its auditors; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below); (vi) the Company has not made any loan, advance or capital contributions to or investment in any Person; (vii) the Company has not entered into any transaction or commitment made, or any contract or agreement entered into, relating to its business or any of its assets (including the acquisition or disposition of, or creation of a lien on, any assets) or any relinquishment by ACB of any contract or other right; (viii) the Company has not granted any severance or termination pay to any current or former director, officer or employee of ACB, or increased the benefits payable under any existing severance or termination pay policies or employment agreements or entered into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of ACB; (ix) the Company has


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

not established, adopted or amended (except as required by applicable law) any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of ACB; (x) the Company has not increased the compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of ACB; (xi) the Company has not made any tax election or any settlement or compromise of any tax liability, in either case that is material to ACB or entered into any transaction by the Company not in the ordinary course of business.

Section 3.6 No Liabilities or Debts. There are no liabilities or debts of ACB of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt. The Company is not a guarantor of or liable for any indebtedness or obligation of any other person, firm or corporation.

Section 3.7 Litigation. There is no (a) action, suit, investigation, audit or proceeding pending against, or, to the best knowledge of the Seller and ACB, threatened or contemplated against or affecting, ACB or any of its assets or properties before or by any court or arbitrator or any governmental body, agency or official or (b) injunction, outstanding judgment, restraining order, decree or other order of any nature to which the Company is or may be subject or to which the business, assets or property of the Company is or may be subject, except an action pending in the Nassau County Supreme Court brought by the Seller and ACB against attorneys Neil Kaufman and John Penn, d/b/a Kaufman & Associates, L.L.C. for damages and the return of certain documents. The defendants have threatened to counterclaim against ACB and Seller for various violations, including securities law violations, none of which have any merit in the opinion of counsel. Neither the Company, nor any officer, key employee or 5% or more stockholder, including the Seller, of the Company, in his, her or its capacity as such, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or any other government agency. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

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

Section 3.8 Taxes. (a) ACB has (i) duly filed with the appropriate taxing authorities all tax returns required to be filed by or with respect to its business, including with respect to the Subsidiary, and all such duly filed tax returns are true, correct and complete in all material respects in relation to any and all applicable taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs' duties, tariffs, and similar charges, and (ii) paid in full or made adequate provisions for on its balance sheet (in accordance with GAAP) all taxes shown to be due on such tax returns. There are no liens for taxes upon the assets of ACB. ACB has not received any notice of audit, is not undergoing any audit of its tax returns, and has not received any notice of deficiency or assessment from any taxing authority with respect to liability for taxes which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by ACB with respect to any tax returns. ACB has not filed a request with the Internal Revenue Service for changes in accounting methods within the last three years which change would affect the accounting for tax purposes, directly or indirectly, of its business. ACB has not executed an extension or waiver of any statute of limitations on the assessment or collection of any taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

Section 3.9 Internal Accounting Controls; Sarbanes-Oxley Act of 2002. The Company is in compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date of its most recently filed periodic report (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls. ACB's auditors, at all relevant times, have been duly registered in good standing with the Public Company Accounting Oversight Board.


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Section 3.10  Solvency;  Indebtedness.  Based on the financial  condition of the
Company as of the Closing Date: (i) the fair saleable value of the Company's assets equals or exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured indebtedness of the Company, or for which the Company has commitments. The Company is not in default with respect to any Indebtedness. At the Closing, there will be no outstanding liabilities, obligations or indebtedness of the Company whatsoever.

Section 3.11 No Brokers. No brokerage or finder's fees or commissions are or will be payable by the Company or Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause the Purchaser to be liable for any such fees or commissions. The Company and Seller agree that the Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person, for fees of the type contemplated by this Section
3.11 and Seller shall indemnify and hold the Purchaser and the Company harmless from any fees, costs or liabilities of any kind incurred by the Purchaser or the Company in connection therewith.

Section 3.12 Disclosure. The Company and Seller confirm that neither it nor any other Person acting on its behalf has provided any of the Purchaser or its agents or counsel with any information that constitutes or might constitute material, nonpublic information concerning the Company. The Company and Seller understand and confirm that the Purchaser will rely on the foregoing representations in effecting any transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company or the Seller with respect to the representations and warranties made herein, are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company and Seller acknowledge and agree that the Purchaser has not made, nor is the Purchaser making, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.


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Section 3.13 No Disagreements  with Accountants and Lawyers;  No Outstanding SEC
Matters. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers, except for the demand made by Aaron Stein that the Seller and the Company refuse to pay as having not been earned. The Company has not received any correspondence, comments letters, demands or requests from the SEC or any other regulatory authority which have not be fully resolved.

Section 3.14 No Conflicts. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's Certificate or Articles of Incorporation, By-laws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; and (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

Section 3.15 Filings, Consents and Approvals. Neither the Seller nor the Company is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of this Agreement.

Section 3.16 Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority.

      Section 3.17 Transactions With Affiliates and Employees. Except as required to be set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Seller, no (a) Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company (an "Affiliate") or (b) director, officer or employee of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.


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Section 3.18 Assets.  Except as set forth in the SEC Reports, the Company has no assets, including, without limitation, goodwill, assets, real property, tangible personal property, intangible personal property, rights and benefits under contracts and cash. All Company leases, if any, for real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default).

Section 3.19 Investment Company/Investment Advisor. The business of the Company does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

Section 3.20 Environmental Matters. The Company has complied with all applicable statutes, laws and regulations relating to the environment. There is no related pending or threatened civil or criminal litigation, written notice of violation, formal administrative proceeding or investigation, inquiry or information request by any governmental entity.

Section 3.21 Informed Decision. Seller is aware of the Company's business affairs and financial condition and has reached an informed and knowledgeable decision to sell the Shares.

Section 3.22 Future Listing on the OTCBB. Seller is not aware of any facts or circumstances that would prevent the Common Stock from being approved for listing on the NASD's Over -The-Counter Bulletin Board (the "OTCBB"), other than the absence of a business.

Section 3.23 Consummation of a Merger Transaction. Seller acknowledges that it is the intention of the Purchaser, upon completion of the transactions contemplated hereby, to cause the Company to consummate a merger with or acquisition of a yet unidentified private unaffiliated company (the "Merger") some time in the future. Seller further acknowledges that, upon consummation of the Merger, it is likely or possible that each Share will increase in value, possibly substantially. Seller has had such opportunity as it desires to ask the Purchaser any questions and receive information concerning such matters, including the risks associated therewith, and has received satisfactory answers to such questions and desires to complete the sale of the Purchased Shares contemplated under this Agreement.

Section 3.24 Change of Control. Neither the Company nor the Seller is a party to an agreement for, nor involved in any discussions, other than those contemplated herein, concerning any transaction that would reasonably be expected to result in any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 5% or more of the total voting power of the outstanding Common Stock.

Section 3.25 Blue Sky. The Seller and the Company have obtained all necessary permits and qualifications, if any, or secured an exception therefor, required for the offer and sale of the Purchased Shares.

Section 3.26 Appointment of Directors. The board of directors of the Company shall immediately following the Closing, appoint to the board of directors, one individual who is nominated by the Purchasers. In addition, Simon Piers Thurlow shall resign from all positions with the Company, including as president, chief financial officer and director, immediately after such appointments.

Section 3.27 Notice of Developments. Prior to the Closing, the Seller and the Company shall promptly notify the Purchasers in writing of all events, circumstances facts and occurrences arising subsequent to the date of this Agreement which would reasonably be expected to result in any breach of a representation or warranty or covenant of the Seller or the Company in this Agreement or which would reasonably be expected to have the effect of making any representation or warranty of the Seller or the Company in this Agreement untrue or incorrect in any respect. Such notification shall not affect or otherwise limit the Purchaser's right to enforce the terms of this Agreement hereto as they existed on the date hereof, without taking into account such notification.

Section 3.28 Bona Fide Services. The Seller and Company confirm that the bona fide services described in Section 7.1(k) hereof do not include or relate in any whatsoever to stock promotion or capital-raising activity by or concerning the Seller or the Company.

Section 3.29 Patriot Act. The Seller and the Company certify that, to the best of their knowledge, the Company has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Seller hereby acknowledges that the Purchasers seek to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Seller and the Company hereby represent, warrant and agree that: (i) none of the cash or property owned by the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company has, and this Agreement will not, cause the Company or the Purchasers to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States
International  Money Laundering  Abatement and  Anti-Terrorist  Financing Act of
2001.

Section 3.30 Misrepresentation. No representation or warranty of the Seller or the Company contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by the Seller to the Purchasers pursuant to the terms hereof, knowingly contains any untrue statement of a material fact or knowingly omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE 4
                        REPRESENTATIONS OF THE PURCHASER

The Purchasers represent and warrant, each solely as to itself, to the Seller, as follows:

Section 4.1 Execution and Delivery. The execution, delivery and performance by the Purchaser's execution and delivery of this Agreement is within such Purchaser's powers and does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Purchasers.

Section 4.2 Binding Effect. This Agreement, when executed and delivered by the Purchasers shall be irrevocable and will constitute the legal, valid and binding obligations of each of the Purchasers enforceable against each Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws of general application affecting enforcement of creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.3 Investment Purpose. Each Purchaser represents that it is purchasing the Shares for its own account, with the intention of holding the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state unless an exemption from registration is available under those laws. The Purchased Shares delivered to the Purchasers shall bear a restrictive legend indicating that they have not been registered under the Securities Act of 1933 and are "restricted securities" as that term is defined in Rule 144 under the Act.

Section 4.4 Investment Representation. The Purchasers each represent that it has adequate means of providing for its current needs and has no need for liquidity in this investment in the Shares. The Purchasers represents that it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser has no reason to anticipate any material change in its financial condition for the foreseeable future. Each Purchaser is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of its investment in the Shares.

Section 4.5 Investment Experience. Each Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

Section 4.6 Opportunity to Ask Questions. Each Purchaser has had a full and fair opportunity to make inquiries about the terms and conditions of this Agreement, to discuss the same and all related matters with its own independent counsel and its own accountants and tax advisers. Each Purchaser has been given the opportunity to ask questions of, and receive answers from Seller concerning the terms and conditions of this Agreement and to obtain such additional written information about ACB to the extent Seller possesses such information or can acquire it without unreasonable effort or expense. Notwithstanding the foregoing, each Purchaser has had the opportunity to conduct its own independent investigation.

                                    ARTICLE 5
                            COVENANTS OF THE COMPANY

Section 5.1 Public Company Status. The Company shall make any and all necessary filings under the Exchange Act so that it remains a reporting company under the Exchange Act and the Common Stock continues to be a publicly-traded security for not less than one year after the Closing Date.

                                    ARTICLE 6
                            COVENANTS OF THE PARTIES

The parties hereto agree that:

Section 6.1 Public Announcements. The Seller, the Company and the Purchasers shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable statutes, laws and regulations, including rules and regulations of the Commission, will not issue any such press release or make any such public statement prior to such consultation and without the consent of the other parties.

Section 6.2 Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

(a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement;

(b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

(c) any actions, suits, claims, investigations or proceedings commenced or, to such party's knowledge, threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 or Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

Section 6.3 Access to Information. Following the date of this Agreement, until consummation of all transactions contemplated hereby, the Seller and the Company shall give to the Purchaser, its counsel, financial advisers, auditors and other authorized representatives reasonable access to their offices, properties, books and records, financial and other data and information as the Purchaser and its respective representatives may reasonably request.

Section 6.4 ACB's Business. ACB will not, without the prior written consent of the Purchaser, except as set forth herein, (i) make any material change in the type or nature of its business, or in the nature of its operations, (ii) create or suffer to exist any debt, other than that currently shown in the SEC Reports,
(iii) issue any capital stock or (iv) enter into any new agreements of any kind (other than those contemplated by this Agreement) or undertake any new obligations or liabilities.

Section 6.5 Indemnification. Indemnification.

      (a) The Seller agrees to indemnify and hold each Purchaser, and its respective directors, officers, employees, affiliates, agents, successors and assigns (collectively, the "Purchaser Indemnified Parties") harmless from and against:

            (i) any and all liabilities of the Company of every kind, nature and description, absolute or contingent, existing as against the Company prior to and including the Closing Date or thereafter coming into being or arising by reason of any state of facts existing, or any transaction entered into, on or prior to the Closing Date, except to the extent that the same have been fully provided for in the Company's Financial Statements or disclosed in the notes thereto or were incurred in the ordinary course of business;

            (ii) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the failure of any representation or warranty of the Seller set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of the Seller pursuant to this Agreement, to be true and correct in all respects as of the date made;

            (iii) any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Seller under this Agreement;

            (iv) any and all notices, actions, suits, proceedings, claims, demands, assessments, judgments, costs, penalties and expenses, including attorneys' and other professionals' fees and disbursements (collectively, "Expenses") incident to any and all losses, liabilities, obligations, damages, costs and expenses with respect to which indemnification is provided hereunder (collectively, "Losses").

      (b) The Purchasers each hereby agrees to indemnify and hold the Seller and his affiliates, agents, successors and assigns (collectively, the "Seller Indemnified Parties") harmless from and against:

            (i) any and all Losses based upon, attributable to or resulting from the failure of any representation or warranty of the Purchasers set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of the Purchaser pursuant to this Agreement, to be true and correct as of the date made;

            (ii) any and all Losses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Purchaser under this Agreement or arising from the ownership or operation of the Company from and after the Closing Date; and

            (iii)   any   and   all   Expenses   incident   to  the   foregoing.
Indemnification Procedures.

      In the event that any legal proceedings shall be instituted or that any claim or demand ("Claim") shall be asserted by any person in respect of which payment may be sought hereunder, the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, it shall within five (5) business days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Losses under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the Expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if, (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Claim.

      After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall be required to pay all of the sums so due and owing to the indemnified party by wire transfer of immediately available funds within 10 business days after the date of such notice.

      The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

Section 6.6 Reasonable Efforts. Each party agrees to use with all due dispatch its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with the other parties in connection with the foregoing. Each party further agrees not to undertake any course of action inconsistent with the satisfaction of the conditions to Closing set forth herein, and to do all such acts and take all such measures as may be reasonable to comply, and be in compliance, with the representations, warranties, covenants and agreements contained in this Agreement.

Section 6.7 Cooperation. In the event that any investigation, inquiry, lawsuit, administrative proceeding or any other proceeding is commenced with respect to the Company, the Seller shall fully cooperate with and provide all applicable documents to, the Company and Purchasers, immediately upon request of the Company or the Purchasers.

Section 6.8 Board of Directors. The Seller shall cause the Company to take all necessary action to cause the Board of Directors, as of the closing date, to appoint Ms. Lianqin Qu as a director of the Company. Simon Piers Thurlow shall resign from all positions with the Company, including as president, chief financial officer and director, immediately after the Closing Date.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Section 7.1 Conditions of Obligations of the Purchasers. The obligations of the Purchasers are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the Purchasers:

(a) Representations and Warranties. Each of the representations and warranties of the Seller and the Company set forth in this Agreement shall be true and correct in all material respects as of (1) the date of this Agreement (except to the extent such representations and warranties speak as of an earlier date), and
(2) the Closing Date, as though made on and as of all of such dates.

(b) Compliance Certificate. The Seller and President of ACB shall deliver to the Purchasers at the Closing a certificate certifying: (i) that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Company since the date of this Agreement; (ii) that attached thereto is a true and complete copy of ACB's Certificate of Incorporation, as amended, as in effect at the Closing; (iii) that attached thereto is a true and complete copy of its By-laws, as in effect at the Closing; and (iv) each of the representations and warranties of the Seller and the Company set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

(c) Good Standing Certificates. The Company shall have furnished the Purchasers with good standing and existence certificates for ACB in its jurisdiction of formation and such other jurisdictions as the Purchaser reasonably requests.

(d) Certified List of Record Holders. The Purchasers shall have received a certified list prior to the Closing Date from ACB's transfer agent of the holders of record of the Common Stock.

(e) Company Minutes. The Purchasers shall have received prior to the Closing Date executed copies of all minutes, consents and resolutions of the Company (for meetings of or by stockholders and directors of the Company), including, without limitation, those relating to the termination of the Share Exchange Agreement, dated January 3, 2003, by and between the Company and Autocarbon Limited relating to the Company's previously planned purchase of all of the issued and outstanding shares of Autocarbon Limited, a United Kingdom company, as described in the SEC Reports (the "Transaction"), and, in form and substance reasonably satisfactory to the Purchaser.

(f) Board of Directors Resolutions. The Purchaser shall have received executed resolutions of the Board of Directors of ACB approving the transactions contemplated herein including the resignation of all current directors and officers.

(g) Performance. The Seller and the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(h) Filing of Reports. The Company will, for so long as it is required to, make timely filing of such reports as are required to be filed by it with the Commission.

(i) Counsel Opinion. An opinion of Roger Fidler, Esq., counsel to the Company, sufficient for the Company's transfer agent to register the Purchased Shares as being owned of record by the Purchasers.

Section 7.2 Conditions of Obligations of the Seller. The obligations of the Seller to effect the sale of the Shares are subject to the following conditions, any or all of which may be waived in whole or in part by the Seller:

(a) Representations and Warranties. Each of the representations and warranties of the Purchasers set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date.

(b) Compliance Certificate. An authorized officer of the Purchasers shall deliver to the Seller at the Closing a certificate certifying each of the representations and warranties of such Purchaser set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

(c) Performance. The Purchasers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it or him on or before the Closing.

                                    ARTICLE 8
                                   TERMINATION

Section 8.1 Termination. This Agreement may be terminated and the purchase and sale of the Shares may be abandoned at any time prior to the Closing:

(a) by mutual written consent of the parties hereto;

(b) by either the Seller or the Purchasers if the Closing shall not have occurred on or before the Effective Date (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

(c) by the Purchasers if (i) the Seller or the Company shall have failed to comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by the Seller or the Company; or (ii) any representations and warranties of Seller or the Company contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date); or

(d) by the Seller if (i) the Purchasers shall have failed to comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it; or (ii) any representations and warranties of the Purchaser contained in this Agreement shall not have been true when made or on and as of the Closing Date.

Section 8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to this Article 8, all further obligations of the parties under this Agreement shall forthwith be terminated without any further liability of any party to the other parties; provided, however, that nothing contained in this Section 8.2 shall relieve any party from liability for any breach of this Agreement. In addition, the Initial Payment shall be retained by Seller.

                                    ARTICLE 9
                                  MISCELLANEOUS

Section 9.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid,

If to the Seller: Simon Piers Thurlow
                           Suite 3B, 126 East 83rd Street
                           New York, NY 10028


With a copy to:   Roger L. Fidler, Esq.
                           400 Grove Street
                           Glen Rock, NJ 07452
                           Facsimile: 201-445-8862
                           Rfidler0099@aol.com

If to Purchasers: Dongyuan Investment Consultancy, H.K., Limited
                           16/F, Flat C, MaxShare Centre,
                           367-373, King's Road
                           Northpoint, Hong Kong


With a copy to:   Marc J. Ross, Esq.
                           Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                           21st Floor
                           New York, NY 10018
                           Phone 212-930-9700
                           Fax   212-930-9725
                           mross@srffllp.com

If to the Company:         Autocarbon, Inc.
                           126 East 83rd Street - Suite 3B
                           New York, NY 10028
                           Attn: Simon Piers Thurlow, President
                           Facsimile: 212- 717-4254
                           britishunion@aol.com

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or confirmed facsimile transmission or, if mailed, five (5) business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.


Section 9.2 Amendments; No Waivers.

(a) Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Seller, the Company and the Purchaser; or in the case of a waiver, by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.3 Fees and Expenses. Each of the Seller and the Purchasers shall bear all costs and expenses incurred by them in connection with this Agreement, and the Company shall bear no expenses in connection with the transaction anticipated hereby.

Section 9.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that the Purchaser shall have the right to assign this Agreement to an affiliate of the Purchaser and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

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

Section 9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

Section 9.6 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York, Borough of Manhattan, and each of the parties hereto consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.1. shall be deemed effective service of process on such party. Each party hereto (including its affiliates, agents, officers, directors and employees) irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 9.7 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto has received counterparts hereof signed by all of the other parties. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

Section 9.8 Entire Agreement. This Agreement and the attached Schedule 1.1 constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes and merges all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 9.9 Captions. The captions are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

Section 9.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.


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

Section 9.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the its terms and that the parties shall be entitled to specific performance of the terms of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

Section 9.12 Survival. The representations and warranties contained in this Agreement shall survive the Closing and delivery of the Shares only as against Seller and notwithstanding any provision to the contrary contained in this Agreement, upon and after the Closing, any claim by Purchaser for a breach of any representation or warranty of Seller or the Company contained in this Agreement may be made only against Seller and Purchaser shall have no claim against the Company for any such breach.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the following individuals has caused this Agreement to be signed, and each party that is not an individual has caused this Agreement to be duly executed under seal by its respective authorized officers, all as of the day and year first above written.


/s/ SIMON PIERS THURLOW
-----------------------------
Simon Piers Thurlow


AUTOCARBON, INC.

By: /s/ SIMON PIERS THURLOW
-----------------------------
Name:  Simon Piers Thurlow
Title: President


DONGYUAN INVESTMENT CONSULTANCY, H.K., LIMITED


By:/s/ LIANQIN QU
-----------------------------
Name:  Lianqin Qu
Title: President

/s/ DONGHAI ZHANG
-----------------------------
Donghai Zhang

/s/MEI DONG
-----------------------------
Mei Dong

/s/LUNBEN CHE
-----------------------------
Lunben Che

/s/BING WANG
-----------------------------
Bing WANG

/s/ KEN WANG
-----------------------------
Ken Wang

/s/ FRED CHANG
-----------------------------
Fred Chang

/s/ LIUYI ZHANG
-----------------------------
Liuyi Zhang

Schedule 1.1
SELLER:                Simon Piers Thurlow
                       126 E. 83rd Street
                       Suite 2F
                       New York, New York  10028
                       Telephone:  (212) 717-4254

                  Proportion of Purchased Shares and Purchase Price

     PURCHASERS:       Dongyuan Investment Consultancy, H.K., Limited 10,246,870
                       16/F, Flat C, MaxShare Centre,
                       367-373, King's Road
                       Northpoint, Hong Kong

                       Donghai Zhang    10,246,860

                       Mei Dong          1,387,520

                       Lunben Che          553,900

                       Bin Huang         2,124,170

                       Ken Wang          2,154,940

                       Fred Chang        1,748,760

                       Liuyi Zhang         836,980

                       Bing Wang           200,000


PAYMENT WIRING INSTRUCTIONS

Commerce Bank
14-03 Saddle River Road
Fair Lawn, New Jersey 07410
(201) 794-1782

Roger L. Fidler Attorney Trust Account
Acc. #3450872001
ABA Routing No. 021200957


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